UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

John Hedrick, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6047
Registrant's telephone number, including area code

Date of fiscal year end: April 30, 2019

Date of reporting period:  October 31, 2018

Item 1. Report to Stockholders.

Oakhurst Strategic Defined Risk Fund

Institutional Class OASDX

SEMI-ANNUAL REPORT
October 31, 2018

OAKHURST STRATEGIC DEFINED RISK FUND

December 17, 2018

Dear Shareholders,

The Oakhurst Strategic Defined Risk Fund (the “Fund”) is a liquid alternatives fund of funds. The Fund invests primarily in publicly-traded mutual funds. The Fund’s investment process rigorously evaluates, selects, and allocates to alternative funds over a wide range of market conditions. The Fund’s I class shares had a total return of -2.27% over the one-year period as of October 31, 2018. Compared to HFRI Fund of Funds index, the Fund returned -1.08% over the same period. Over the past year the fund had 1.22 beta to the index alongside a 0.85 correlation. When compared to the Fund’s benchmark, S&P 500 TR, the Fund had a 0.5 beta and a 0.94 correlation, the index was up 7.35% over the period in question.

Fund Description

The selection and allocation among the underlying investment companies are determined by Oakhurst through its self- developed model to seek low volatility risk-adjusted returns using quantitative and qualitative factors. The qualitative investment process will seek to determine overall market conditions, as well as seeking to identify a universe of investment companies in which the Fund may invest. The quantitative selection process will seek to identify those investment companies that may provide better risk-adjusted returns relative to the overall equity market. The Fund evaluates all potential investments using a detailed process that is designed to establish a funds expected performance under current conditions. The Fund managers anticipate a targeted overall fund volatility of 30-70% of U.S. Equity Markets, as measured by the S&P 500 Index, under normal market conditions.

Fund Structure

Our fund allocation at the end of the period in question is as follows:

Classification	% Weight
Market Neutral Funds	11.78%
Sector Long/Short	6.10%
Multi Strategy	8.41%
Equity Long Short	12.53%
Hedged Equity	14.39%
Global Macro	8.28%
Equity US	12.60%
Target Allocation	25.77%
Cash	0.14%

Over the course of the year we also held a short-term tactical position in a long volatility fund that allowed us to take advantage of spikes in market volatility.

Performance

Our top performing fund

Our top performing fund for the one-year period as of October 31, 2018 was the Infinity Q Diversified Alpha Fund (IQDNX). IQDNX had a total return of 10.47% for one-year as of October 31, 2018. The Fund’s average weight in the portfolio was 9.25% of AUM over the course of the year; IQDNX contributed 0.8% to the fund’s total return. IQDNX’s multi-strategy approach has paid off during the period in question. The fund’s volatility strategies in particular have proven very profitable as the markets have become more foggy.

OAKHURST STRATEGIC DEFINED RISK FUND

Our worst performer

Our worst performer was the AQR Equity Market Neutral fund (QMNIX). QMNIX had an average weight of 9.89% in the portfolio for the year and produced a -13.41% return for the period in question. As such QMNIX’s contribution to the fund was -1.59%. As we have previously discussed, QMNIX’s trouble began in May 2018, as the international markets began to deteriorate. This deterioration was made worse by QMNIX’s allocation to value oriented equities which have significantly underperformed their growth counterpart. We have scaled back our position on QMNIX last quarter and now as both value stocks and international markets have shown signs of life, we expect to see the funds performance improve significantly.

Looking forward

Volatility has arrived. The equity markets around the world have reminded us of a few very important points. First and foremost, nothing works all the time. Second, nothing lasts forever. While we have never lost sight of these two points, they do present a substantial challenge to our fund. Knowing that nothing works all the time is of little value alone. Ideally this idea must be accompanied with a clear picture regarding what ideas will work when others begin to falter. When dealing with manager selection as our fund does, we are also required to reach a minimal level of trust in a manager’s process based on these ideas. During times of uncertainty these points are magnified by the psychological effects felt by investors, that often force managers to make trades they wouldn’t otherwise. Third, ALL plans are subject to change, markets are living breathing unforgiving animals that pity no one. Strategies based on sound economic logic that should perform well often find themselves underperforming because market dynamics have changed and what mattered yesterday simply doesn’t matter anymore. This is never more evident than in volatile markets that are fraught with uncertainty. Lastly, knowing that nothing lasts forever is of little value, what is useful is knowing when things end and begin, and investors have been attempting to answer this question accurately forever – with no success. It is truly unclear where markets go from here. Two months ago, the U.S. economy was clearly dealing with a rising rate environment, fast forward to today, this no longer seems nearly as clear. Trade wars with China continue, but for how much longer? Will Washington remain as dysfunctional as it has been in recent history? Maybe better, maybe worse. Conversely, our companies are doing well, earnings have been great all year, economic sentiment is high among purchase managers, consumers are spending money, and unemployment is at historic lows – all things that make our economy move forward. It is clear to us that there is as much information to be constructive about as there is concerned about. As such we expect the current volatility to persist, and for stocks that were out of favor to begin seeing positive results, and we expect that managers who have been selected to take advantage of these situations begin to perform well.

Thank you,

Jeff Garden, CFA®
Portfolio Manager, Oakhurst Funds

Past performance is not a guarantee of future results. References to other mutual funds should not be considered an offer of those securities.

Definitions

HFRI Fund of Funds Composite Index:
Fund of Funds invest with multiple managers through funds or managed accounts. The strategy designs a diversified portfolio of managers with the objective of significantly lowering the risk (volatility) of investing with an individual manager. The Fund of Funds manager has discretion in choosing which strategies to invest in for the portfolio. A

OAKHURST STRATEGIC DEFINED RISK FUND

manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies. The minimum investment in a Fund of Funds may be lower than an investment in an individual hedge fund or managed account. The investor has the advantage of diversification among managers and styles with significantly less capital than investing with separate managers. PLEASE NOTE: The HFRI Fund of Funds Index is not included in the HFRI Fund Weighted Composite Index. (Source HFRI)

S&P 500 Total Return
The S&P 500® is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

Beta:
In finance, the beta (β or beta coefficient) of an investment indicates whether the investment is more or less volatile than the market as a whole. In general, a beta less than 1 indicates that of the investment is less volatile than the market, while a beta more than 1 indicates that the investment is more volatile than the market. Mutual fund investing involves risk.

Correlation:
In statistics, dependence or association is any statistical relationship, whether causal or not, between two random variables.

The outlook, views, and opinions presented are those of the Adviser as of 12/15/2017. These are not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Must be preceded or accompanied by a prospectus

Mutual fund investing involves risk. Principal loss is possible. The Fund’s investments in other investment companies, including ETFs, closed-end mutual funds, and open-end mutual funds, will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolio of such investment companies and the value of the Fund’s investment will fluctuate in response to the performance of such portfolio. These risks apply to the Fund, as well as the Underlying Funds, which may themselves invest in other investment companies. The Fund may invest in foreign as well as emerging markets which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower- rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending on the characteristics of the particular derivative, it could become illiquid. The Funds invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. These risks are greater for micro-cap securities. An index is unmanaged. Investors cannot invest directly in an index. References to other mutual funds should not be considered an offer of those securities.

An index is unmanaged. Investors cannot invest directly in an index. References to other mutual funds should not be considered an offer of those securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of portfolio holdings, please refer the Schedule of Investments provided in this report.

The Oakhurst Strategic Defined Risk Fund is distributed by Quasar Distributors, LLC and Oakhurst Advisors, LLC is the investment advisor.

OAKHURST STRATEGIC DEFINED RISK FUND

Expense Example (Unaudited)
October 31, 2018

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period(1)
	(10/31/2018)	(5/1/2018)	(10/31/2018)	(5/1/2018 to 10/31/2018)
Oakhurst Strategic Defined Risk Fund
Actual(2)	1.60%	$1,000.00	$ 977.80	$7.98
Hypothetical
(5% annual return before expenses)	1.60%	$1,000.00	$1,017.14	$8.13

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 184/365 to reflect its six-month period.
(2)	Based on the actual returns for the period from May 1, 2018 through October 31, 2017, of (2.22)%.

OAKHURST STRATEGIC DEFINED RISK FUND

Schedule of Investments (Unaudited)
October 31, 2018

	Shares	Value
REGISTERED OPEN-END FUNDS – 99.95%
ACM Dynamic Opportunity Fund, Class I (a)	60,171	$1,077,062
AQR Equity Market Neutral Fund, Class I	179,976	1,916,740
DoubleLine Shiller Enhanced CAPE, Class I	181,676	2,821,434
Dreyfus Dynamic Total Return Fund, Class I	109,686	1,696,846
FPA Crescent Fund	83,981	2,837,706
Gateway Fund, Class Y	89,323	2,941,416
Infinity Q Diversified Alpha Fund, Class I (a)	150,765	1,750,380
JPMorgan Opportunistic Equity Long/Short Fund, Class A	84,867	1,546,277
Leuthold Core Investment Fund, Class I	123,444	2,460,247
Navigator Sentry Managed Volatility Fund, Class I (a)	134,228	214,765
RMB Mendon Financial Long/Short Fund, Class A (a)	66,180	1,031,083
TOTAL REGISTERED OPEN-END FUNDS
(Cost $20,403,884)		20,293,956

SHORT TERM INVESTMENTS – 0.16%
Fidelity Institutional Government Portfolio, Share Class I, 2.06% (b)	33,065	33,065
TOTAL SHORT TERM INVESTMENTS
(Cost $33,065)		33,065

TOTAL INVESTMENTS
(Cost $20,436,949) – 100.11%		20,327,021
LIABILITIES IN EXCESS OF ASSETS – (0.11)%		(22,737)
TOTAL NET ASSETS – 100.00%		$20,304,284

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day effective yield as of October 31, 2018.

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Statement of Assets and Liabilities (Unaudited)
October 31, 2018

ASSETS:
Investments, at value (Cost $20,436,949)	$20,327,021
Dividends and interest receivable	7,310
Prepaid expenses and other liabilities	12,443
Receivable from Adviser	2,432
Total assets	20,349,206

LIABILITIES:
Payable for fund administration and fund accounting fees	13,324
Payable for transfer agent fees	5,926
Payable for compliance fees	1,997
Payable for trustees’ fees	1,939
Payable for custodian fees	864
Accrued expenses and other liabilities	20,872
Total liabilities	44,922

NET ASSETS	$20,304,284

NET ASSETS CONSIST OF:
Paid-in capital	$20,237,696
Total distributable earnings	66,588
Total net assets	$20,304,284

Institutional
Class Shares
Net assets	$20,304,284
Shares issued and outstanding(1)	2,009,293
Net asset value and offering price per share	$10.11

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Statement of Operations (Unaudited)
For the Period Ended October 31, 2018

INVESTMENT INCOME:
Dividend income	$66,397
Interest income	577
Total investment income	66,974

EXPENSES:
Investment advisory fees (See Note 3)	106,085
Fund administration and accounting fees (See Note 3)	41,955
Professional fees	35,433
Transfer agent fees (See Note 3)	17,576
Federal and state registration fees	14,210
Shareholder servicing fees (See Note 5)	10,609
Compliance fees (See Note 3)	6,079
Reports to shareholders	4,805
Trustees’ fees (See Note 3)	4,189
Custodian fees (See Note 3)	2,523
Other	1,930
Total expense before reimbursement	245,394
Less: Expense reimbursement by Adviser (See Note 3)	(75,658)
Net expenses	169,736
NET INVESTMENT LOSS	(102,762)

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Long-term capital gain distributions from investment companies	16,694
Realized loss on investments	(29,697)
Net realized loss on investments	(13,003)
Net change in unrealized depreciation on investments	(360,652)
Net realized and change in unrealized loss on investments	(373,655)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(476,417)

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Statements of Changes in Net Assets

	For the Six Months
	Ended	For the Period
	October 31, 2018	Ended
	(Unaudited)	April 30, 2018(1)
OPERATIONS:
Net investment income (loss)	$(102,762)	$45,018
Net realized (loss) gain on investments	(13,003)	439,586
Net change in unrealized appreciation (depreciation) on investments	(360,652)	250,724
Net increase (decrease) in net assets resulting from operations	(476,417)	735,328

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions(2)	—	(192,363)

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting
from capital share transactions(3)	(229,825)	20,467,561

NET INCREASE (DECREASE) IN NET ASSETS	(706,242)	21,010,526

NET ASSETS:
Beginning of period	21,010,526	—
End of period	$20,304,284	$21,010,526

(1)	Inception date of the Fund was May 10, 2017.
(2)	For the year ended April 30, 2018, net investment income distributions were $126,180. Net realized gains were $66,183. Includes accumulated undistributed investment net loss of $(42,174).
(3)	A summary of capital share transactions is as follows:

	For the Six Months Ended		For the Period Ended
	October 31, 2018		April 30, 2018
SHARE TRANSACTIONS:	Shares	Dollar Amount	Shares	Dollar Amount
Institutional Class:
Issued	—	$—	2,016,227	$20,312,440
Issued to holders in
reinvestment of dividends	—	—	18,479	192,363
Redeemed	(21,930)	(229,825)	(3,483)	(37,242)
Net increase (decrease) in
Institutional Class	(21,930)	$(229,825)	2,031,223	$20,467,561

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Financial Highlights

	Six Months Ended	For the Period
	October 31, 2018	Inception through
	(Unaudited)	April 30, 2018(1)
Institutional Class

PER SHARE DATA(2):
Net asset value, beginning of period	$10.34	$10.00

INVESTMENT OPERATIONS:
Net investment income (loss)(3)(4)	(0.05)	0.02
Net realized and unrealized gain (loss) on investments	(0.18)	0.41
Total from investment operations	(0.23)	0.43
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.06)
Net realized gains	—	(0.03)
Total distributions	—	(0.09)
Net asset value, end of period	$10.11	$10.34

TOTAL RETURN(5)	(2.22)%	4.35%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$20,304	$21,011
Ratio of gross expenses to average net assets:
Before expense reimbursement(6)(7)	2.31%	2.26%
After expense reimbursement(6)(7)	1.60%	1.59%
Ratio of net investment income (loss) to average net assets(7)	(0.97)%	0.23%
Portfolio turnover rate(5)(8)	1%	1%

(1)	Inception date of the Institutional Class is May 10, 2017.
(2)	For an Institutional Class share outstanding for the entire period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)
These ratios exclude the impact of expenses of the underlying funds as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(8)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements (Unaudited)
October 31, 2018

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Oakhurst Strategic Defined Risk Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The primary investment objective of the Fund is to seek capital appreciation while seeking to limit short-term risk. The Fund commenced operations on May 10, 2017. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The Fund offers two share classes, Institutional Class and Advisor Class. Institutional Class and Advisor Class shares have no front end sales load, no deferred sales charge, and no redemption fee. Advisor Class shares are subject to a 0.25% distribution fee and a shareholder servicing fee of up to 0.10% of average daily net assets. As of October 31, 2018, Advisor Class shares are not available. Institutional Class shares are not subject to a distribution fee, and are subject to a shareholder servicing fee of up to 0.10% of average daily net assets.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges except with respect to distribution fees and voting rights on matters affecting a single share class.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (REITS) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds) are typically valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quote

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements (Unaudited) – Continued
October 31, 2018

bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

All other assets of the Fund are valued in such a manner as the Valuation Committee under the supervision of the Board of Trustees (the “Board”), in good faith, deems appropriate to reflect its fair value.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of October 31, 2018:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Registered Open-End Funds	$20,293,956	$—	$—	$20,293,956
Short-Term Investments	33,065	—	—	33,065
	$20,327,021	$—	$—	$20,327,021

As of October 31, 2018, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.

B.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements (Unaudited) – Continued
October 31, 2018

C.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

D.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

E.  Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Advisor Class shares (See note 5). Shareholder servicing fees are expensed at an annual rate of up to 0.10% of average daily net assets of each class of shares (See note 5). Trust Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

F.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

G.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

H.  Statement of Cash Flows – Pursuant to the Cash Flows topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and have elected not to provide a statement of cash flows.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with Oakhurst Advisors, LLC (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding any front-end or contingent deferred loads. Rule 12b-1 fees – Advisor Class (See Note 5), shareholder servicing plan fees (See Note 5), taxes, leverage/borrowing interest (including interest incurred in connection with bank and custody overdrafts), interest expense, dividends paid on short sales, brokerage and other transaction expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses, including but not limited to litigation expenses and judgements and identification expenses) do not exceed 1.50% of

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements (Unaudited) – Continued
October 31, 2018

each class’ average daily net asset value. As of October 31, 2018, Advisor Class shares are not available. Fees waived and reimbursed expenses are subject to possible recoupment from the Fund in future years on a rolling three year basis (i.e. within 36 months after the fees have been waived or reimbursed) not to exceed the expense limitation in place at the time such amounts were waived or reimbursed. The Operating Expenses Limitation Agreement is intended to be continual in nature and cannot be terminated within one year after the effective date of the Fund’s prospectus and subject thereafter to termination at any time upon 60 days written notice and approval by the Trust’s Board of Trustees and the Adviser. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
4/30/2022	75,658
4/30/2021	130,844

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the chief compliance officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended October 31, 2018 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is affiliated with Fund Services and the Custodian. This same Trustee is an interested person of the Distributor.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the period ended October 31, 2018, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax period since the commencement of operations.

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements (Unaudited) – Continued
October 31, 2018

At April 30, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Tax cost of investments	$20,824,835
Unrealized appreciation	$439,979
Unrealized depreciation	(189,255)
Net unrealized appreciation	250,724
Undistributed ordinary income	—
Undistributed long-term capital gain	334,455
Other accumulated loss	(42,174)
Total accumulated gain	$543,005

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31 and December 31, respectively. The Fund has elected to defer qualified late year losses of $42,174.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

For the period ended April 30, 2018, the following table shows the reclassifications made:

Distributable
Earnings	Paid-in Capital
$40	$(40)

The tax character of distributions paid for the year ended April 30, 2018 and the six-months ended October 31, 2018 were as follows:

	Ordinary	Long-Term
	Income*	Capital Gain	Total
2018	$126,180	$66,183	$192,363

*  For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

There were no distributions made by the Fund during the period ended October 31, 2018.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) for the Advisor Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% average daily net assets of the Advisor Class. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements (Unaudited) – Continued
October 31, 2018

other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent reimbursement for distribution and service activities. As of October 31, 2018, Advisor Class shares are not available.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.10% of the average daily net assets in the Institutional Class and the Advisor Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. As of October 31, 2018, Advisor Class shares are not available. During the period ended October 31, 2018, the Fund incurred expenses of $10,609 pursuant to the Agreement.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended October 31, 2018, were as follows:

	Purchases	Sales
U.S. Government	$ —	$ —
Other	$281,434	$325,000

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2018, National Financial Services, for the benefit of its customers, owned 99.9% of the outstanding shares of the Fund.

8.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. As of December 20, 2018, David A. Cox no longer serves as Treasurer and Principal Financial Officer to the Trust.

On December 28, 2018, the Fund declared a long-term capital gain of $0.16697 per share, payable on December 28, 2018 to the shareholders as of record date December 27, 2018.

OAKHURST STRATEGIC DEFINED RISK FUND

Additional Information (Unaudited)
October 31, 2018

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-844-625-4778.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-625-4778. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended October 31, is available (1) without charge, upon request, by calling 1-844-625-4778, or on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal period ended April 30, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 76.64%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period April 30, 2018 was 55.92%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 30.87%.

OAKHURST STRATEGIC DEFINED RISK FUND

Board Consideration of Investment Advisory Agreement (Unaudited)
October 31, 2018

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Series Portfolios Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine annually whether to approve the continuation of the Trust’s investment advisory agreements.

At an in-person meeting held on July 19, 2018 (the “Meeting”), the Board, including the Independent Trustees, considered and approved the continuance of the advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Oakhurst Strategic Defined Risk Fund (the “Fund”), and Oakhurst Advisors, LLC (“Oakhurst”), for an additional one-year term. At the Meeting, the Board considered the factors and reached the conclusions described below in reviewing and approving Oakhurst to continue serving as the Fund’s investment adviser for another year.

In connection with the annual review process and in advance of the Meeting, Oakhurst provided information to the Board in response to requests submitted to it by U.S. Bancorp Fund Services, LLC (“USBFS”), the Fund’s administrator, on behalf of the Board, to facilitate the Board’s evaluation of the terms of the Advisory Agreement. The information furnished by Oakhurst included materials describing, among other matters: (i) the nature, extent, and quality of the services provided by Oakhurst, including Oakhurst’s personnel and portfolio managers, and the investment practices and techniques used by Oakhurst in managing the Fund; (ii) the historical investment performance of the Fund; (iii) the management fees payable by the Fund to Oakhurst and the Fund’s overall fees and operating expenses compared with those of a peer group of mutual funds; (iv) Oakhurst’s profitability and economies of scale; and (v) other “fall-out” benefits Oakhurst and/or its affiliates may receive based on their relationships with the Fund. In addition to the Meeting, the Board met telephonically on July 10, 2018 with USBFS to discuss the materials that had been furnished by Oakhurst in response to the information requests. The Board met periodically over the course of the year. At these meetings, representatives of Oakhurst furnished quarterly reports and other information to the Board regarding the performance of the Fund, the services provided to the Fund by Oakhurst, and compliance and operational related to the Fund and Oakhurst.

In considering and approving the Advisory Agreement for another year, the Board considered the information they deemed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through previous interactions with Oakhurst. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors. The Independent Trustees were assisted in their evaluation of the Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management and the Interested Trustee. The following summarizes a number of relevant, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, Extent and Quality of Services to be Provided to the Fund

The Board considered the nature, extent and quality of services provided to the Fund by Oakhurst under the Advisory Agreement. This information included, among other things, the qualifications, background, tenure and responsibilities of the portfolio managers who are primarily responsible for the day-to-day portfolio management of the Fund. It also included information about Oakhurst’s investment process and portfolio strategy for the Fund, the approach to security selection and the overall positioning of the Fund’s portfolio. In particular, the Board considered that Oakhurst had been managing the Fund’s portfolio since its inception.

OAKHURST STRATEGIC DEFINED RISK FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
October 31, 2018

The Board evaluated the ability of Oakhurst, based on attributes such as its financial condition, resources and reputation, to attract and retain qualified investment professionals. The Board further considered Oakhurst’s compliance program and its compliance record since the inception of the Fund, noting no material deficiencies.

Based on the above factors, as well as those discussed below, the Board concluded, within the context of its full deliberations, Oakhurst was capable of continuing to provide services of the nature, extent and quality contemplated by the terms of the Advisory Agreement.

Investment Performance

The Board considered the Fund’s investment performance information as of December 31, 2017 as compared to its benchmark indexes, the S&P 500 Index and the HFRI Fund of Funds Index, noting the Fund had not yet completed a full year of operation as of that date, and as such had only limited performance history.  The Board noted the Fund’s Institutional Class shares had underperformed the indexes since inception. Additionally, the Board considered the Fund’s investment performance for the year-to-date and one-year periods ended May 31, 2018 as compared to its Morningstar, Inc. (“Morningstar”) peer group of US Fund Multialternative funds, which was limited to only unaffiliated funds of funds for the purposes this comparison, and noted that the Fund’s Institutional Class shares had outperformed the Morningstar peer group average and median for both periods.

The Board noted the Fund had limited operating history that prevented consideration of performance over the longer term. The Board further noted it would continue to review the Fund’s performance on an on-going basis and in connection with future reviews of the Advisory Agreement.

Costs of Services Provided

The Board reviewed and considered the contractual investment management fee rate payable by the Fund to Oakhurst for investment management services (the “Management Fee Rate”). Among other information reviewed by the Board was a comparison of the Management Fee Rate of the Fund with those of other funds in an expense group (the “Expense Group”) that was derived from information provided by Morningstar based on screening criteria applied by USBFS in consultation with Oakhurst. The Board noted that the Management Fee Rate was above the average and median for the Expense Group.

The Board received and evaluated information about the nature and extent of responsibilities and duties assumed by Oakhurst. The Board noted Oakhurst did not manage any other accounts than the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Management Fee Rate was reasonable in light of the services expected to be covered, and those currently being covered, by the Advisory Agreement.

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including contractual and/or estimated management fees, administrative fees, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board recognized that Oakhurst had entered into an expense limitation agreement (the “Expense Limitation Agreement”) to limit the total annual fund operating expenses of each class of the Fund (excluding Rule 12b-1 fees, shareholder servicing fees, redemption fees, swap fees and expenses, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), annual

OAKHURST STRATEGIC DEFINED RISK FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
October 31, 2018

account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to 1.60 % of the average daily net assets. The Board considered the net operating expense ratios in comparison to the average and median ratios of the Expense Group. The Board received a description of the methodology and screening criteria used by USBFS to select the mutual funds and share classes in the Expense Group. The Board noted the Fund’s net expense ratio for its Institutional Class shares was higher than the average ratio and median ratio of the Expense Group.

Based on its consideration of the factors and information it deemed relevant, including the distinguishing features of the Fund as described above, the Board concluded that the expense structure of the Fund supported the continuation of the Advisory Agreement.

Profits to be Realized and Extent of Economies of Scale as the Fund Grows

The Board requested and received a report on Oakhurst’s revenue and expenses resulting from services provided to the Fund pursuant to the Advisory Agreement for the twelve months ended March 31, 2018. The Board recognized that Oakhurst was not currently experiencing any net profits from its management of the Fund. The Board also recognized that the Fund had limited operating history and that Oakhurst expected to be profitable over time as the Fund continued to increase its assets under management. The Board noted that it would have an opportunity to consider Oakhurst’s profitability in the context of future contract renewals.

With respect to economies of scale, the Board considered that the Fund had limited operating history and that the Fund had experienced growth since it commenced operations. The Board understood that the Expense Limitation Agreement was limiting costs to shareholders and provided a means of sharing potential economies of scale with the Fund. The Board noted that it would have an opportunity to consider economies of scale in the context of future contract renewals as Oakhurst continued to expand its operations and the Fund continued to accrue assets.

Benefits to be Derived from the Relationship with the Fund

The Board received and considered information regarding “fall-out” or ancillary benefits to Oakhurst as a result of its relationship with the Fund. Ancillary benefits could include benefits potentially derived from an increase in Oakhurst’s business as a result of its relationship with the Fund (such as the ability to market to shareholders other potential financial products and services offered by Oakhurst, or to operate other products and services that follow investment strategies similar to those of the Fund). Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Oakhurst were unreasonable.

Conclusions

In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the Advisory Agreement for an additional one-year term.

OAKHURST STRATEGIC DEFINED RISK FUND

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Oakhurst Advisors, LLC
9100 Wilshire Blvd, Suite 360 West
Beverly Hills, CA 90212

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
901 New York Avenue NW
Washington, DC 20001

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-844-625-4778.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                          Series Portfolios Trust

By (Signature and Title)*                   /s/ John Hedrick
John Hedrick, President

Date     December 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ John Hedrick
John Hedrick, President

Date     December 27, 2018

By (Signature and Title)*                   /s/ Julie Keller
Julie Keller, Assistant Treasurer

Date     December 27, 2018

* Print the name and title of each signing officer under his or her signature.